Filed pursuant to Rule 497(e) Registration
Nos. 333-57548; 811-10319

Supplement dated September 4, 2020 to the
Prospectus dated July 29, 2020 and
Statement of Additional Information (“SAI”) dated July 29, 2020 for the USA Mutuals Vitium Global Fund (the “Vitium Global Fund”) and USA Mutuals Navigator Fund (the “Navigator Fund” and together with the Vitium Global Fund, the “Funds”), each a series of USA Mutuals

This supplement notifies shareholders of the certain changes being made to the Funds.

Effective immediately, the following changes are applicable to the Funds:

•
Charles L. Norton and Jeffrey W. Helfrich no longer serve as portfolio managers of the Vitium Global Fund. All references to Messrs. Norton and Helfrich in the Prospectus and SAI are therefore removed.

•	Steven Goldman no longer serves as portfolio manager of the Navigator Fund. All references to Mr. Goldman as portfolio manager of the Navigator Fund in the Prospectus and SAI are therefore removed.

•
Ben Warwick and Paul Strehle have replaced Messrs. Norton and Helfrich and Mr. Goldman as co-portfolio managers of the Vitium Global Fund and Navigator Fund, respectively, jointly responsible for each Fund’s management.

In connection with the changes noted above, the following disclosure and/or revisions are being made to the Funds’ Prospectus and SAI, as applicable:

Prospectus – Summary Section – Vitium Global Fund – Portfolio Managers

Mr. Ben Warwick and Mr. Paul Strehle serve as co-portfolio managers of the Vitium Global Fund and have co-managed the Vitium Global Fund since September 2020.

Prospectus – Summary Section – Navigator Fund – Portfolio Managers

Mr. Ben Warwick and Mr. Paul Strehle serve as co-portfolio managers of the Navigator Fund and have co-managed the Navigator Fund since September 2020.

Prospectus – Management of the Funds – Portfolio Managers

Mr. Ben Warwick is co-portfolio manager of each Fund and serves as a portfolio manager at the Advisor. Mr. Warwick also currently serves as a private wealth advisor for Aveo Capital Partners, LLC, Quantitative Equity Strategies (QES) and Sovereign Private Equity Management. Mr. Warwick founded QES, a quantitative investment management firm that developed indices for the mutual fund industry, in 1999. In addition, Mr. Warwick has served as Chief Investment Officer for Fort Point Capital Partners. Mr. Warwick obtained his bachelor’s degree from the University of Florida and his MBA from the University of North Carolina at Chapel Hill.

Mr. Paul Strehle is co-portfolio manager of each Fund and serves as a portfolio manager at the Advisor. Previously, Mr. Strehle was a portfolio manager at Fort Point Capital Partners from 2015 to 2020. Previously, Mr. Strehle was a Principal at the Carlyle Group on the quantitative market strategies team. In addition, Mr. Strehle has also been an options trader and portfolio manager at Goldman Sachs and the Hermitage Group. He was also Global Head of Solutions at RTS Realtime Systems (a Bloomberg company) and served on the firm's management board. Mr. Strehle graduated from Lawrence University. He holds the Series 3, 7, 30, 63 and 65 securities licenses.
SAI - Management of the Funds – Board Committees – Valuation Committee
Messrs. Glocke, Warwick and Strehle comprise the Valuation Committee.

SAI – Management of the Funds – Portfolio Managers

Mr. Ben Warwick and Mr. Paul Strehle serve as co-portfolio managers of the Funds (the “Portfolio Managers”) and are jointly responsible for the portfolio management of and investment research for each Fund.
The following replaces the information provided in the SAI regarding other accounts managed by the Portfolio Managers as of August 31, 2020:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Ben Warwick
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Paul Strehle
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$12,000,000	3	$12,000,000
Other Accounts	150	$160,000,000	0	$0

Potential Conflicts of Interest by the Portfolio Managers
Where conflicts of interest arise between the Funds and other accounts managed by the Portfolio Managers, the Portfolio Managers will proceed in a manner that ensures that the Funds will not be treated materially less favorably. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. A potential conflict of interest could also arise from a Portfolio Manager receiving performance-based fees from other accounts and not receiving a performance-based fee from a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
Each Portfolio Manager is paid a minimum base salary with increases based on the Funds’ net assets.

In addition, the following replaces the information in the SAI regarding ownership of Fund Shares by the Portfolio Managers as of August 31, 2020:

As of August 31, 2020, Messrs. Warwick and Strehle beneficially owned shares of the Funds as follows:

Dollar Range of Equity Securities in the
Name of Portfolio Manager	Vitium Global Fund	Navigator Fund
Ben Warwick	None	None
Paul Strehle	None	None

Please retain this supplement with your Prospectus and SAI.